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NUMBER                         eAcceleration Corp.                     SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
EA _______                                                            ________
                                  COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS TO CERTIFY that                                  CUSIP _____________









is the owner of

      full-paid and non-assessable shares of Common stock of the par value of One-Hundredth of One Cent ($.0001) each of

                               eAcceleration Corp.

transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This  Certificate is not valid until  countersigned  by the Transfer Agent.
This certificate and the shares  represented  hereby are issued and  shall  be
subject  to  all  of  the  provisions  of  the   Certificate  of Incorporation
and By-Laws of the Corporation as the same now exist or may be amended hereafter, to all of which the holder, by acceptance hereof assents.
WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                               eAcceleration Corp.
                                 Corporate Seal
                                      1999
________________  SECRETARY         Delaware           _______________ PRESIDENT



Countersigned
     AMERICAN STOCK TRANSFER & TRUST COMPANY
               (New York, N.Y.)
                                         TRANSFER AGENT

By

                                    AUTHORIZED SIGNATURE


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     The following  abbreviations,  when used in the  inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common        UNIF GIFT MIN ACT - ___ Custodian ___
     TEN ENT - as tenants by the entireties                 (Cust)        Minor)
     JT TEN  - as joint tenants with right of      under Uniform Gifts to Minors
               survivorship and not as tenants     Act _________________________
               in common                                            (State)

     Additional abbreviations may also be used though not in the above list.

 For Value Received, _____________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
         [                            ]


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

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--------------------------------------------------------------Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________


                              --------------------------------------------------
                    NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                              FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                              CHANGE WHATEVER.


Signatures(s) Guaranteed:

-------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.